1

EXHIBIT 32.1

Certification Pursuant to 18 U.S.C.

Section 1350,
as Adopted Pursuant to Section 906 of the Sarbanes-Oxley

Act of 2002

In connection with the quarterly report on Form 10-Q of MGE

Energy, Inc. (the

"Company"),

for the
period ended March 31, 2021,

as filed with the Securities and Exchange Commission on the date hereof
("the Report"), I, Jeffrey M. Keebler

,

Chief Executive Officer of the Company

,

certify, pursuan

t

to
18 U.S.C. Section 1350, as adopted pursuant

to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The

Report fully complies with the requirements of

Section 13(a) or 15(d) of the Securities Exchange
Act of 1934, and

2. The

information contained in

the Report fairly presents, in all material

respects, the financial
condition and results of operations of the Company.

/s/ Jeffrey M. Keebler
Jeffrey M. Keebler
Chairman, President and Chief Executive

Officer
Date: May 6, 2021